EXHIBIT 99.1
                                                                    ------------



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



          I, Ramesh C. Trivedi, Chief Executive Officer and President Integrated Surgical Systems, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, (the "Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 27, 2003                 /s/ Ramesh C. Trivedi
                                      ------------------------------------------
                                          Ramesh C. Trivedi
                                          Chief Executive Officer and President



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          I, Charles J. Novak, Chief Financial Officer of Integrated Surgical Systems, Inc.(the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, 2002 (the "Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2003                         /s/ Charles J. Novak
                                              ----------------------------------
                                                  Charles J. Novak
                                                  Chief Financial Officer


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